UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES

EXCHANGE ACT OF 1934

(Amendment No.  )

Check the appropriate box:

☐     Preliminary Information Statement

☐     Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒     Definitive Information Statement

PREVENTION INSURANCE.COM
(Name of Registrant as Specified in Its Charter)

Copies to:

Daniel H. Luciano, Esq.

242A West Valley Brook Rd.

Califon, New Jersey 07830

908-832-5546

dhl@dhlucianolaw.com

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☐     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF PREVENTION INSURANCE.COM.

PREVENTION INSURANCE.COM

552 Lonsdale Street

Level 7

Melbourne, Australia 3000

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dear Shareholder:

The accompanying Information Statement is furnished to inform holders of shares of common stock, par value $0.001 per share (“Common Stock”), on the record date of February 28, 2022 of Prevention Insurance.com (the “Company”, “our”, “we” or “us”). This notice informs you that our board of directors and the holder of a majority of the outstanding shares of our Common Stock have approved the following corporate actions:

An amendment to our Articles of Incorporation which increases; (i) the number of authorized shares of Common Stock from 200,000,000 shares to 500,000,000 shares and (ii) the number of authorized shares of Preferred Stock from 10,000,000 shares to 50,000,000 shares.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED FROM OUR MAJORITY SHAREHOLDER BY WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR THESE ACTIONS UNDER NEVADA LAW AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THE SHAREHOLDER ACTION.

This Information Statement is being furnished to all shareholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, solely for the purpose of informing shareholders of these corporate actions before they take effect. In accordance with Exchange Act Rule 14c-2, the shareholder consent will become effective no sooner than twenty (20) calendar days following the mailing of this Information Statement.

The accompanying Information Statement is being provided to you for your information to comply with the requirements of the Exchange Act. You are urged to read the Information Statement carefully in its entirety including the information incorporated by reference into this Information Statement. However, no action is required on your part in connection with this document.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We thank you for your continued support.

By the Order of the Board of Directors

Prevention Insurance.com

/s/ Anthony Lococo

Anthony Lococo

Chief Executive Officer

March 28, 2022

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PREVENTION INSURANCE.COM

552 Lonsdale Street

Level 7

Melbourne, Australia 3000

INFORMATION STATEMENT

Dated: March 28, 2022

GENERAL.

This Information Statement is being sent to all record and beneficial owners of the common stock, $0.0001 par value (“Common Stock”), as of the record date of March 1, 2022 (“Record Date”) of Prevention Insurance.com, a Nevada corporation (“Company,” “we,” “our,” or “us”).  The Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders of an action we are taking pursuant to written consent of a majority of our stockholders in lieu of a meeting of stockholders.

On or about March 1, 2022, our majority shareholder, owning 6,563,809 shares of common stock (or 89.5% of the total outstanding shares), on the Record Date, approved the following corporate actions (“Corporate Actions”);

Approval I  -  Amend our Articles of Incorporation to increase (i) the number of authorized shares of Common Stock from 200,000,000 shares to 500,000,000 shares and (ii) the number of authorized shares of Preferred Stock from 10,000,000 shares to 50,000,000 shares (with  all such shares be deemed “blank check” preferred shares in accordance with Article Seventeen of the Company’s Amended and Restated Articles of Incorporation (filed with the Nevada Secretary of State on or about February 20, 2001)).

The Corporate Action will be filed with the Secretary of State of the State of Nevada on or after April 18, 2022 (20 days after the date of the mailing of this Information Statement). If the Charter Amendments were not adopted by written consent, it would have been required to be considered by the Company's stockholders at special stockholders' meeting convened for the specific purpose of approving the Corporate Actions.

The elimination of the need for a special meeting of stockholders to approve the Charter Amendments is made possible by Section 78.320(2) of the Nevada Revised Statute (the "NRS") which provides that the written consent of the holders of outstanding shares entitled to vote at a meeting of stockholders having at least a majority of the voting power may be substituted for such a special meeting. Pursuant to Section 78.390 of the NRS, a majority of the voting power is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Charter Amendments as early as possible, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority of voting power. As discussed hereafter, the Board of Directors has recommended the Corporate Actions.

The number of outstanding shares of Common Stock on the Record Date was 7,642,210 and our controlling shareholder (“Controlling Stockholder") owned 6,563,809 shares of common stock (or 70% of the total outstanding shares on the record date). There are no outstanding shares of Preferred Stock as of the record date. On March 1, 2022, the Controlling Stockholder executed written consent approving the Corporate Actions. The Company will file the Corporate Actions with the Nevada Secretary of State on or about April 18, 2022 (“Effective Date”) (20 days after the date of the mailing of Definitive Information Statement) and will be effective as of such date.  This Information Statement will be sent to the stockholders on or about March 28, 2022.

Pursuant to Section 78.320(3) of the NRS, no notice is required to be provided to the other stockholders who have not consented in writing to such action regarding the taking of the corporate action without a meeting of stockholders. No additional action will be undertaken pursuant to such written consents, and no dissenters' rights or appraisal rights under the NRS are afforded to the Company's stockholders as a result of the adoption of the Corporate Actions.

The Company common stock will continue to trade on the QB Tier of the OTC Markets under the trading symbol "PVNC."

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APPROVAL I

Amendment to Articles of Incorporation -

Increase our (i) Authorized Shares of Common Stock from 200,000,000 to 500,000,000

and

(ii) Authorized Preferred Stock from 10,000,000 to 50,000,000.

Our majority stockholder has approved the (i) increase the number of authorized shares of Common Stock from 200,000,000 shares to 500,000,000 shares and (ii) increase the number of authorized shares of Preferred Stock from 10,000,000 shares to 50,000,000 shares (with  all such shares be deemed “blank check” preferred shares in accordance with Article Seventeen of the Company’s Amended and Restated Articles of Incorporation (filed with the Nevada Secretary of State on or about February 20, 2001)). As mentioned, currently we are authorized to issue 200,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. This amendment will enable us to issue an additional 300,000,000 shares of Common Stock and 40,000,000 shares of Preferred Stock (for a total of 550,000,000 shares of capital stock).

Impact of Increased Authorized Shares.

The terms of the additional authorized shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock and the terms of the additional authorized shares of Preferred Stock shall be deemed “blank check” preferred shares in accordance with Article Seventeen of the Company’s Amended and Restated Articles of Incorporation (filed with the Nevada Secretary of State on or about February 20, 2001)). However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock and will reduce the current shareholders’ percentage ownership interest in the total authorized shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares, which remains at 7,642,210 on the Record Date. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment. There are no outstanding shares of Preferred Stock as of the Record Date, however, the additional shares of Preferred Stock authorized herein, depending on the terms of such issued Preferred Shares, may further dilute this interest of existing common stockholders.

Certain Risks of Increased Authorized Shares.

The proposed increase in the authorized number of shares of Common Stock and Preferred Stock could have a number of effects on our shareholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us, even if the persons seeking to obtain control offers an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. We have no plans or proposals to adopt other provisions or enter into other arrangements, that may have material anti-takeover consequences. We are not aware of any attempt, or contemplated attempt, to acquire control of us, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Our shareholders should recognize that, as a result of this proposal, they will own a fewer percentage of shares with respect to our total authorized shares, then they presently own. Moreover, as a result of the increase in authorized shares, we will be able to issued additional shares of common stock at the discretion of the Board of Directors and without shareholder approval, which likely result in future dilution to your ownership interest.

Reasons for the Corporate Actions.

The Board of Directors of the Company believes that the Corporate Actions (that is, the increase in authorized shares of Common Stock and Preferred Stock), will provide us with increased flexibility in meeting future corporate needs and requirements. The Corporate Actions will provide additional authorized shares of Common Stock and Preferred Stock which will be available for issuance from time to time as determined by the Board of Directors for any proper corporate purpose. These purposes may include future equity financings, debt conversion or stock for stock transactions in connection with a potential acquisition candidate. In addition, since the Company has no current operating income nor available cash on hand, in order to continue its day-to-day operations, albeit limited, it must rely upon its ability to issue capital stock in any equity or debt placement or debt conversion. Therefore, the need for stock issuances in the future can be accomplished without the expense and delay associated with a special shareholders’ meeting, except where required by applicable rules, regulations and laws.

After considering the foregoing factors, the Board of Directors determined that the Corporate Actions is in our best interests and that of our shareholders.

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As stated in its quarterly and annual filings with the Securities and Exchange Commission, the Company is a “shell company” and its principal business objective for the next 12 months and beyond such time will be to achieve long-term growth potential through a combination with an existing business. The Company’s management continues to seek business opportunities that provide long term growth potential. However, as of the date of this filing, the Company has not entered into any letter of intent or formal or definitive agreements with any party, regarding business opportunities for the Company. Moreover, the Company does not anticipate that a business combination will occur at any time prior to June 1, 2022, if at all. The Company can not predict, however, that such business combination will occur on or about such date or at all, nor can the Company predict the type of business operation or terms and conditions of any such combination.

Effectiveness of the Charter Amendment

The Company will file the Corporate Actions with the Nevada Secretary of State on or about April 18, 2022 (“Effective Date”) (20 days after the date of the mailing of Definitive Information Statement), and will be effective as of such date.

No Appraisal or Dissenters Rights

There is no provision in the NRS or in our Articles of Incorporation or By-Laws, providing our shareholders with dissenters' rights of appraisal to demand payment in cash for their shares of common stock in connection with the implementation of any of the actions described in this Information Statement.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of an amendment of the articles of incorporation under NRS.  Management has obtained this approval through the written consent of shareholders owning a majority of the voting control of our Company.  Thus, a meeting to approve the amendment to our Articles of Incorporation is unnecessary, and management decided to forego the expense of holding a meeting to approve this matter.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

As of the Record Date, there were 7,642,210 shares of common stock issued and outstanding. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders. The common stock carries no pre-emptive, conversion or subscription rights and is not redeemable. On matters submitted to a shareholder vote, a majority vote of shareholders is required to be actionable. Cumulative voting in the election of directors is denied. All shares of common stock are entitled to participate equally in dividends and rank equally upon liquidation. All shares of common stock when issued are fully paid and non-assessable by the Company. There are no restrictions on repurchases of common stock by the Company relating to dividend or sinking fund installment arrearage.

The Company has not declared or paid cash dividends on the common stock since its inception and does not anticipate paying such dividends in the foreseeable future. The payment of dividends may be made at the discretion of the Board of Directors at that time and will depend upon, among other factors, on the Company’s operations.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, we had 7,642,210 shares of our Common Stock outstanding.  Holders of the Common Stock are entitled to cast one vote for each share of Common Stock then registered in such holder’s name.

The following table sets forth certain information from reports filed by the named parties, or furnished by current management, concerning the ownership of our Common Stock as of the Record date, of (i) each person who is known to us to be the beneficial owner of more than 5 percent of our Common Stock; (ii) all directors and executive officers; and (iii) our directors and executive officers as a group.

Name of Beneficial Owner	Amount and Natureof Beneficial Owner	Percent of Class
Officers and Directors
Anthony Lococo (1)	6,971,546	91.2%
All officers and directors as a group (1 individual)	6,971,546	91.2%

Greater than 5% Shareholders
Copper Hill Assets Inc.(1)	6,563,809	85.9%

Locman Superannuation Fund(1)	407,737	5.3%

(1)

The amount held by Mr. Lococo includes amounts held by Copper Hill Assets Inc. (“Copper Hill”) and Locman Superannuation Fund (“Fund”). Mr. Lococo, our sole officer and director, is a controlling party of both Copper Hill and the Fund and is deemed the beneficial owner of the shares of common stock held by both entities.

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INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in his capacity as an indirect stockholder, our sole officer and director has no substantial interest, direct or indirect, in the Charter Amendments.

FORWARD LOOKING STATEMENTS

The statements contained in this information statement that are not historical facts are forward-looking statements that represent management’s beliefs and assumptions based on currently available information. Forward-looking statements include the information concerning our search for an operating company, possible or assumed future operations, business strategies, need for financing, competitive position, potential growth opportunities, ability to retain and recruit personnel, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believes,” “intends,” “may,” “will,” “should,” “anticipates,” “expects,” “could,” “plans,” or comparable terminology or by discussions of strategy or trends. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot give any assurances that these expectations will prove to be correct. Such statements by their nature involve risks and uncertainties that could significantly affect expected results, and actual future results could differ materially from those described in such forward-looking statements.

Among the factors that could cause actual future results to differ materially are the risks and uncertainties discussed in this information statement. While it is not possible to identify all factors, we continue to face many risks and uncertainties including, but not limited to, changes in regulation of shell or blank check companies; the general economic downturn; a further downturn in the securities markets; our ability to raise needed operating funds and continue as a going concern; and other risks and uncertainties. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those expected. We disclaim any intention or obligation to update publicly or revise such statements whether as a result of new information, future events or otherwise. There may also be other risks and uncertainties that we are unable to identify and/or predict at this time or that we do not now expect to have a material adverse impact on our business.

SOLICITATION COSTS

 We will bear the costs of preparing, assembling and mailing this Definitive Information Statement in connection with this action. Arrangements may be made with banks, brokerage houses and other institutions, nominees and fiduciaries, to forward the Definitive Information Statement to beneficial owners. We will, upon request, reimburse those persons and entities for expenses incurred in forwarding the Definitive Information Statement to our stockholders.

PROPOSALS BY SECURITY HOLDERS

No stockholder has requested that we include any additional proposals in this Information Statement or otherwise requested that any proposals be submitted to the stockholders at an annual meeting.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

 We are subject to the Exchange Act and are required to file reports, proxy statements and other information with the SEC regarding our business, financial condition and other matters pursuant to and in accordance with the Exchange Act.  You may read and copy the reports, proxy statements and other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, NE, Room 1580, Washington DC 20549.  Please call the SEC at 1-800-SEC-0330 for additional information about the public reference facilities.  The reports, proxy statements and other information filed with the SEC are also available to the public over the internet at http://www.sec.gov, the internet website of the SEC.  All inquiries regarding our Company should be addressed to our Chief Executive Officer, Mr. Anthony Lococo, at;

 552 Lonsdale Street

Level 7

Melbourne, Australia 3000

BY ORDER OF THE BOARD OF DIRECTORS:

PREVENTION INSURANCE.COM

/s/ Anthony Lococo

Anthony Lococo

Chief Executive Officer

Date: March 28, 2022

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